UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2008

THE CLOROX COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of principal executive offices) (Zip code)

(510) 271-7000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

As the Clorox Company (the Company) previously reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, the Company reorganized its business into two operating segments. The new operating segments are North America and International. The North America segment includes all products marketed in the United States and Canada. The International segment includes operations outside the United States and Canada. The Company is filing this Current Report on Form 8-K to reclassify financial information and disclosures for our reportable operating segments and certain related financial information and disclosures previously set forth in our Annual Report on Form 10-K for the year ended June 30, 2007, to be consistent with the current presentation. This report reflects changes in all segment related data as a result of the business segment reorganization. The business segment reorganization had no effect on the Company’s previously reported results of operations, financial condition, or cash flows and all other information in the Annual Report on Form 10-K for the year ended June 30, 2007, remains unchanged and has not been otherwise updated for events occurring after the date of the report. Historical segment financial information has been revised to reflect these new operating segments.

The Current Report on Form 8-K updates the following information in the Company’s Annual Report on Form 10-K as follows:

Item 1. Business

Item 2. Properties

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data (revisions to notes 3, 4, 7 and 21)

The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended June 30, 2007, which was filed with the Securities and Exchange Commission (SEC) on August 24, 2007 (except for the items updated herein).

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Act of 1933, as amended.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of Ernst & Young LLP.

99.1	Revised sections of the Clorox Company Annual Report on form 10-K for the year ended June 30, 2007: “Part I – Item 1. Business,” “Part I – Item 2. Properties,” “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Part II – Item 8. “Financial Statements and Supplementary Data (revisions to notes 3, 4, 7 and 21).”

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements, Management’s Report on Internal Control over Financial Reporting and Reports of Independent Registered Public Accounting Firm.

99.3	Return on Invested Capital (filed as Exhibit 99.3 to the Annual Report on Form 10-K for the year ended June 30, 2007, incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CLOROX COMPANY

Date: February 27, 2008	By:	/s/ Laura Stein
Senior Vice President – General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
23.1	Consent of Ernst & Young LLP

99.1	Revised sections of the Clorox Company Annual Report on form 10-K for the year ended June 30, 2007: “Part I – Item 1. Business,” “Part I – Item 2. Properties,” “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Part II – Item 8. “Financial Statements and Supplementary Data (revisions to notes 3, 4, 7 and 21).”

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements, Management’s Report on Internal Control over Financial Reporting and Reports of Independent Registered Public Accounting Firm.

99.3	Return on Invested Capital (filed as Exhibit 99.3 to the Annual Report on Form 10-K for the year ended June 30, 2007, incorporated herein by reference).